SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
March 22, 2012

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2012, Alliance Data Systems Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) under which it agreed to sell $500 million aggregate principal amount of its 6.375% senior notes due 2020 (the “Notes”) at an issue price of 100% of the aggregate principal amount of the Notes, plus any accrued interest thereon, to certain initial purchasers named therein (collectively, the “Initial Purchasers”). The Notes will be general unsecured senior obligations of the Company, will be guaranteed on a senior unsecured basis by certain subsidiaries of the Company and will pay interest semi-annually. The offering of the Notes is expected to close on March 29, 2012, subject to customary closing conditions.  The Company intends to use the net proceeds of the offering to repay certain outstanding indebtedness under its revolving credit facility and for general corporate purposes. The description of the Purchase Agreement herein is qualified in its entirety by reference to the full text of such Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The Notes will be offered and sold only to qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in offshore transactions in accordance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

This report is neither an offer to sell nor a solicitation of an offer to buy these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Several of the Initial Purchasers and their respective affiliates have engaged in transactions with and performed various financial advisory, investment banking and commercial banking services for the Company in the past, for which they have received compensation, are currently doing so and may do so from time to time in the future. In addition, the Company has provided services to several Initial Purchasers and their respective affiliates in the past, for which the Company has received compensation, is currently doing so and may do so from time to time in the future. In addition, affiliates of several Initial Purchasers are lenders under the Company’s credit agreement, which includes both a revolving facility and a term loan, and conduit facilities and may be holders of the Company’s convertible senior notes. An affiliate of SunTrust Robinson Humphrey, Inc. is a lead arranger, book runner, and the syndication agent, and affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., Barclays Capital Inc., RBC Capital Markets, LLC, RBS Securities Inc. and Wells Fargo Securities, LLC are co-documentation agents under the Company’s credit agreement, the revolving facility of which the Company expects to pay down with a portion of the net proceeds of the offering of the Notes. Additionally, affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. are counterparties under the Company’s convertible note hedges and warrants and engage in hedging transactions from time to time in the Company’s stock in connection with those instruments. In addition, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated owns more than 5% of the Company’s outstanding common stock.

The information included in this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to the Company or its management. When the Company makes forward-looking statements, they are based on the Company’s beliefs and assumptions, using information currently available. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in the Company’s filings with the Securities and Exchange Commission.

If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may vary materially from projections. Any forward-looking statements contained in this report reflect the Company’s current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the Company’s operations, results of operations, growth strategy and liquidity. The Company has no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

The information contained in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1	Purchase Agreement, dated as of March 22, 2012, between Alliance Data Systems Corporation and the several Initial Purchasers party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: March 28, 2012	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Purchase Agreement, dated as of March 22, 2012, between Alliance Data Systems Corporation and the several Initial Purchasers party thereto.